SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 10, 2000


                               PVAXX CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                (State or Other Jurisdiction of Incorporation)


                0-25019                                 05-0499528
        (Commission File Number)         (I.R.S. Employer Identification Number)

      12730 New Brittany Boulevard
          Ft. Meyers, Florida                              33907
(Address of Principal Executive Offices)                (Zip Code)


                                 (941) 274-9355
              (Registrant's Telephone Number, Including Area Code)

            ------------------------------------------------------

                           FORWARD LOOKING STATEMENTS

            ------------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME
BY PVAXX CORPORATION (HEREINAFTER REFERRED TO AS "PVAXX" AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF PVAXX AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.

                       INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

BACKGROUND INFORMATION

  A Plan and Agreement of Share Exchange was executed on May 19, by and among OAK BROOK, PVAXX, Mark T. Thatcher and Gerard M. Werner, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. OAK BROOK is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; PVAXX is a corporation duly organized and validly existing under the laws of the state of Florida, with its registered office located in the city of Ft. Myers, State of Florida, its principal executive office at 12799 New Brittany Boulevard, Ft. Myers, FL 33907, and its phone number is (941)274-9355; and Mark T. Thatcher is the Chairman and Secretary and Gerard M. Werner is the President and a Director of OAK BROOK.

  The respective boards of directors of OAK BROOK and PVAXX deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of PVAXX in exchange for the issuance of shares of the common and preferred stock of OAK BROOK and proposed, declared advisable and approved such share exchange (the "PVAXX EXCHANGE") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors and a vote by the shareholders of OAK BROOK and PVAXX.

AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors and shareholders have unanimously approved for the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "PVAXX CORPORATION".

Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required to effect the Company's acquisition of PVAXX.

APPROVAL OF PLAN AND AGREEMENT OF SHARE EXCHANGE

The Board of Directors and shareholders have unanimously approved a Plan and Agreement of Share Exchange (the "Exchange"), whereby OAK BROOK acquired all of the issued and outstanding capital stock of PVAXX in exchange for 20,000,000 shares of the Common stock of OAK BROOK and 10,000,000 shares of the Preferred Stock of OAK BROOK.

ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board of Directors were elected for a term of office, such term to commence on the effective date of the Exchange. The directors who were chosen to fill vacancies on the Board shall hold office until the next election for which nominee directors are chosen, and until their successors are duly elected by the stockholders.

EFFECT OF PVAXX EXCHANGE

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of OAK BROOK shall continue unaffected and unimpaired by the PVAXX Exchange, and the corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of PVAXX shall continue unaffected, except that, as a result of the PVAXX Exchange, OAK BROOK shall own all issued and outstanding shares of PVAXX. Accordingly, on the Effective Date, PVAXX shall become a wholly-owned subsidiary of OAK BROOK, who subsequently has changed its name to PVAXX Corporation (the "Parent Corporation"), a Colorado corporation.

The laws of Colorado shall continue to govern the Parent Corporation. On and after the Effective Date, the articles of incorporation of PVAXX shall be the articles of incorporation of the Parent Corporation until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of PVAXX shall be the bylaws of the Parent Corporation (the "Restated Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

Conversion of PVAXX's Stock and Other Securities

PVAXX shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to OAK BROOK in exchange for receipt of one hundred percent (100%) of PVAXX shares, OAK BROOK, on the terms and subject to the conditions herein set forth, shall issue and deliver to PVAXX shareholders:

       (i) Issuance of Shares and Options in connection with the PVAXX Exchange. The aggregate number of OAK BROOK Shares of common stock to be issued or reserved for issuance in connection with the PVAXX Exchange shall be twenty million (20,000,000) As soon as practicable after the PVAXX Exchange becomes effective, OAK BROOK shall cause its transfer agent (the "Transfer Agent") to issue to the shareholders of OAK BROOK, on a pro rata basis, an aggregate of twenty million (20,000,000) Shares of OAK BROOK common stock in exchange for all the existing shares of PVAXX common stock.

            Additionally, on the Effective Date, OAK BROOK shall issue, on a pro rata basis, an aggregate of ten million (10,000,000) Shares of OAK BROOK Preferred Stock in exchange for all the existing shares of PVAXX preferred stock.

            The calculation of pro rata distributions for the purposes of this section shall be made by dividing the aggregate number of OAK BROOK Shares of common stock to be issued or reserved for issuance in connection with the PVAXX Exchange by the aggregate number of PVAXX Shares of common stock issued or reserved as a result of options, warrants, convertible securities or other commitments. No other issuance of securities is required to effect the PVAXX Exchange.

            (ii)  Fractional Interests.   No fractional shares of common stock
            of OAK BROOK or certificate or script representing the same shall be issued. In lieu thereof each holder of PVAXX Shares or PVAXX Options having a fractional interest arising upon such conversion will be rounded up into one full additional share of OAK BROOK common stock;

            (iii) Status of Common Stock. All Shares of common stock of OAK BROOK into which PVAXX Shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Shares;

            The PVAXX Exchange is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) PVAXX shall deliver to OAK BROOK a statement (in such form as may be reasonably requested by counsel to OAK BROOK) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) PVAXX shall deliver to the IRS the notification required under Section 1.897 - 2(h)(2) of the United States Treasury Regulations.

Investment Representation Letter

            At the Closing, each of the PVAXX Shareholders shall execute and deliver to PVAXX an investment representation letter statement in such form as may be reasonably requested by counsel.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF PVAXX SECURITIES

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."



                                    Date First
                                    Became          Positions and Offices
Name                       Age      Director        With the Company
--------------------       ----     ----------      ---------------------
Henry Stevens              37       June 26, 2000   President


Bryan Wade                 53       June 26, 2000   Secretary

------------------------------------------------------

Please see personal biographies below


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF PVAXX SECURITIES

The following table sets forth certain information regarding beneficial ownership of PVAXX Common Stock as of July 10, 2000 by (i) each person known by PVAXX to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

---------------------------------------------


                                    COMMON STOCK
                                    ------------------------------------
Name and address                    # of        %of
of beneficial owner                 shares      Class          Options
------------------------------------------------------------------------

Jumik Investments, Inc.             16,613,815  77.900%        -

 Henry Stevens,
 Majority and
 Controlling Shareholder

Henry Stevens                           20,000  00.009%        -


                                    PREFERRED STOCK
                                    ------------------------------------

Jumik Investments, Inc.

 Henry Stevens,
 Majority and
 Controlling Shareholder            10,000,000  100.00%        -


DIVIDENDS

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future.
There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The Colorado Corporation Code provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.


DIRECTORS AND EXECUTIVE OFFICERS

In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.

DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each Director of the Company. For information about ownership of the Company's Securities by each director, see
"BENEFICIAL OWNERSHIP OF PVAXX SECURITIES."



                                     Date First
                                     Became           Positions and Offices
Name                         Age     Director         With the Company
---------------------------------------------------------------------------
Henry Stevens                37      June 26, 2000    President


Bryan Wade                   53      June 26, 2000    Secretary

----------------------------------------------------------------

Personal Biographies and Summary of Experience
----------------------------------------------------------------


Henry Stevens, President and Director

From 1979 to 1986, Mr. Stevens was the Agricultural Manager in Bisley, UK. From there, Mr. Stevens was a design consultant in packaging development at Deranged Design from 1987 to 1993. It was here that Mr. Stevens first became involved with PVA polymers. He was Managing Director at Churchill Technology
(IOM) Ltd., which is a PVA technology company. He then served as Managing Director of FIP Holdings, Ltd., which is a PVA development company until 1997. In 1998, Mr. Stevens began serving as Managing Director of PVAXX Group. His experience with PVA materials, particularly in young companies, will certainly be a valuable tool in PVAXX's development.

Bryan Wade, Vice President and Director

Mr. Wade has extensive sales and marketing experience, beginning in 1985, when he served as Director of Multi-National Sales and Marketing at CFS.
Mr. Wade held similar positions in Weststar Marketing and SAS marketing Ltd. In early 2000, Mr. Wade joined PVAXX as a Vice President, overseeing all sales and marketing for the company.


ITEMS 2 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

PVAXX CORPORATION--

DESCRIPTION OF THE BUSINESS

            Nature of Activities - PVAXX CORPORATION ("PVAXX" or the "Company") was incorporated as a Florida corporation on March 16, 2000.
            Pvaxx Corporation, is the parent company of the Pvaxx group of companies.

            The Pvaxx group consists of Pvaxx Technologies Ltd, which holds the the patents and intellectual property. Pvaxx Research & Development Ltd, the company undertaking all ongoing trials and developments. And also does business as Pvaxx Engineering, which manufactures all our pelleting machines and Pvaxx Pharmaceutical which manufactures and supplies capsule making machinery. Pvaxx Europe) Ltd is the European sales company of the group.

            Pvaxx has just taken possession of a newly built European HQ near Malmesbury in Wiltshire, which includes 3000sqft sales offices, 2000sqft engineering, 2000sqft development labs, 4000sqft manufacturing areas.

            Pvaxx is a completely biodegradable polymer. We believe PVAXX represents a genuine advance in polymer technology. Management feels that Pvaxx will be a major contributor to the reduction in the environmental and ecological impact of plastics. PVAXX offers the potential of practical solutions to worldwide waste disposal problems, as all products manufactured from Pvaxx biodegrade into non-toxic elements when disposed of through water immersion or in landfill.

            Pvaxx is a newly formulated polymer, created by a patented process and manufactured from the chemical raw material Polyvinyl Alcohol 'pva' and other food-grade additives, which have been used in consumer markets for over 25 years. Thus its properties, both physical and toxicological, as well as its environmental impact from its bio-degradation on disposal have been studied in depth.

            Pvaxx, is a stable, flexible polymer similar to other everyday polymers. It is available in various grades suitable for most product areas. Pvaxx production consumes a very low level of energy as no external heat is introduced, creating potentially greater environmental advantages.

            Pvaxx polymer grades are available from $1,200 per metric tonne. This makes it comparable with PP, PVC, PE, PET etc. PVAXX is far less expensive than other biodegradable polymers currently in the market.

            Pvaxx pharmaceutical grades are available from $6,000 per metric ton.

            The various technologies that make up Pvaxx were either acquired by or developed within Pvaxx Group.

            Development was undertaken within the Irish Government Research and Development Department, PERA, Leeds University and University of North London and within our own facilities both in England and in the Isle of Man. The above have a wide range of experience in the development of laboratory led research and testing of polymers and plastic processes and products. More than a decade of associated research and over five years of laboratory and industrial assessment has gone into the development of Pvaxx.

            This includes full industrial, scientific and technical assessment throughout its development.

            Pvaxx offers biodegradability at a cost that is competitive when compared with other plastics. Alternative products based on starch additives, fragment, but may not decompose. Those polymers that do biodegrade are generally expensive and can be difficult to process.

            Pvaxx process eliminates the problems usually associated pva production; such as thermal degradation and the need to generate high temperatures. It can be processed using current extrusion lines, blow-moulders and injection moulders etc., without modifications usually required with pva products.

            Pvaxx is particularly well-suited to filament and fibre formation, for use in spunbond, non-woven and melt-blowing applications.

            Pvaxx can be processed on Pvaxx Pharmaceutical Capsule machines to produce and fill with powder or liquid medicines to make medical capsules or food supplements.

            The Pvaxx manufacturing process enables highly accurate compounding and pelleting with consistent quality.

            Pvaxx is a competitively priced material thus it can be used in the manufacture of basic and premium products. These include, but are not limited to, the following areas listed together with some consumption examples.

            Agricultural Agro-chem sachets, Mulch films, Plant pots Household Bags, Diapers, Drinking straws, Femcare products, Hangers, Incontinence pads, Sachets, Six pack rings Industrial Chemical sachets, Disposable clothing, Expanded foams, Gloves.

            Leisure Film canisters, Golf tees, Shotgun cartridges Medical Bedpans, Bowls, Cotton buds, Hospital curtains, 'One-use' sterile products, capsules.

            Pvaxx has test marketed using a UK chemical/polymer distributor, enabling Pvaxx to refine such things as packaging, grades and pricing before a international launch.

            The manufacturing division is currently capable of producing up to 10,000 tons per annum of Pvaxx. Pvaxx's management believes the Company has the ability to manufacture further production capacity to increase production by a further 20,000 tons every 14 weeks when required.

            The raw materials used are all sourced from the major manufacturers such as, Nippon Gohsei, Omya, ECC, Chang Cheung, Unichema ,
            Jordan Carbonate, etc.

            The selling of Pvaxx via the internet supported by our technical centre provides 24hr access to sales and technical information. Pvaxx has already started to appoint polymer and chemical distribution agents, therefore increasing active promotion of Pvaxx worldwide.

MARKETS

            Plastic has become essential to the functioning of modern life around the world. The plastics market has recently been valued at more than $200 billion per year and continues to rise.

            Eight percent of US household waste, over 13 million tons per year, is made up of plastics and is consigned to landfill. This is repeated throughout the developed world.

            ".... studies now confirm only 20 per cent of plastic waste could be recycled.." said Mr. Reg. McCabe director of the Plastics Industries
            Association of Ireland......in the light of growing public concern about additional landfill sites..... business called on
            Government to help out with 136,000 tonnes of plastic packaging waste which are produced each year...

            PERA have completed a detailed market study for Pvaxx showing an immediate market of 30 million tonnes in areas where Pvaxx is cheaper or has other attributes that make it immediately superior to current the polymers being used.

MARKETING PLAN

            The marketing strategy for Pvaxx is very important and we are not just selling a product by purely following a product marketing strategy. Management believes PVAXX offers a solution to policy makers by offering the option of a "green"(or environmentally friendly) polymer such as Pvaxx.

Press, Public Relations and Lobbying

            Given the range of applications in all kinds of sectors in many parts of the world, Management feels the PR potential for Pvaxx is huge.

            PVAXX is beginning to create a multi language media relations program embracing both trade and technical media, together with "heavy" national newspapers and magazines in appropriate sectors, such as food, fashion, pharmaceuticals etc.

            Pvaxx also presents the opportunity for a media event in which we could effectively demonstrate the biodegradability of Pvaxx. We can also supply all media and key people we target with a small case of samples that enables them to carry out their own experiment.

            In this era of over consumption and plastic use, Management believes policy makers are looking to promote new plastics which are environmentally friendlier than existing plastics and in particular biodegradable.

       Environmental attributes such as complete biodegradability are highly sought after by industry and policy makers especially due to plastic related issues such as:

       -    Low environmental rating from cradle to grave
       -    Endocrine mimicry
       - Waste and packaging problems including landfill over capacity, incineration and dioxin issue, take back requirements, recycling requirements, agricultural leaching etc.

       Due to new research on phthalates and similar plastics which can cause endocrine mimicry, policy makers are looking at substitutes for such plastics to justify a ban.

       In addition governments are also looking to find solutions to the mountains of plastic waste accumulating in their landfills and to the toxicity problems of plastic residue in soil, groundwater or via leaching directly into foodstuffs. Not to mention dioxin emissions when plastics are burned. These issues have led to interim solutions such as recycling, take back policies etc.. but policy makers believe that the ultimate solution remains the complete biodegradability of plastics.

       In order to properly "inform" policy makers of the existence and benefits of Pvaxx, Management intends to employ a two tiered approach:

       First, all relevant actors at the Senior Government level must be personally informed of the environmental attributes of Pvaxx. This informing process is a delicate balancing act based on knowledge of institutional and political interplay.

       As the debate on plastic products and waste develops Pvaxx must be seen as a pro-active industry producing a new green product.

       If the company has won the hearts of officials through sound R&D and environmental proof, new legislation in its favor will most likely be forthcoming, as long as the "informing" process has been conducted in a professional/diplomatic manner.

       Second, local and state governments and local authorities must also be approached.

Of course throughout the entire "informing process" new elements or developments must be integrated into the strategy and used to influence each actor. In addition, we hope to forge alliances with parties also interested in changing national legislation to benefit cleaner plastics. These parties could be industry federations or representatives as well as respected non-governmental organizations.

Interactive Website

A "live" website, initially in 5 languages with an active inquiry office and updateable news section is at the heart of the marketing.

Profile Document

We have produced a publication about Pvaxx and the environment. It too is reflective of the website; but is presented specifically for serious people who influence the purchase of plastics.

Advertising

Here we have an opportunity to gain exposure both to people who buy and people who influence. The media coverage of the Company will provide useful additional advertising for the product and vise versa. We intend to place announcements of the share exchange in the FT, the Wall Street Journal, Paris Match etc. together with product advertisements in magazines in sectors such as food and drink, pharmaceuticals, etc.

Expenditure

We have budgeted about $160,000 with a possible growth from earnings to $800,000. The former will give us good exposure, the second would enable us to put Pvaxx forward as a highly visible global brand


ENVIRONMENTAL ISSUES

       Plastics have considerable utility but also result in significant amounts of waste - both during manufacture and following their use as products.

       Unfortunately this waste has a highly visible profile which, combined with its indefinite lifespan, does not allow the problem to fade from either the public or the legislators minds.

       As environmental issues become increasingly voiced, the use and disposal of 'traditional' plastic materials which currently are non biodegradable, are becoming a cause for concern. Public opinion, i.e. regarding the threat to the environment, has caused the European Union (EU) to outline quality standards for products, production standards and pollution levels which will enable countries within the EU to tighten their legislation

DISPOSAL AND POLLUTION

Biodegradation of PVA

PVA biodegrades with the aid of micro-organisms commonly found in waste water. Due to the extensive usage of PVAs in a variety of industries, a considerable number of studies have been under taken confirming that Polyvinyl alcohol is biodegradable under both aerobic conditions (sewage treatment with air) and anaerobic conditions (precipitation onto unstirred sludge).

1.   Aerobic Conditions

Activated sludge, mineral nutrients and the test material as the sole carbon source in an aqueous solution are placed together in a 4 litre glass vessel equipped with an agitator and aerated at 22C under diffuseillumination for up to 28 days. The degradation process is monitored by determination of the dissolved organic carbon content (DOC) level in filtered samples of the mix. The reduction in DOC is plotted against time. A loss of greater than 70% of DOC is considered as evidence of ultimate biodegradability.In general it is found that the rate of DOC loss will depend on whether the sewage sludge has adapted to the compound under consideration. It is seen that the PVA is degraded virtually completely in about 14 days with the non-adapted sludge and in about 5-6 days for the adapted sludge.

2.   Anaerobic Conditions

The method used was one developed by the Water Research Association and subsequently published by the UK Standing Committee of Analysts

The principle of the method is that under anaerobic conditions a chemical may be broken down through certain types of bacteria to give methane and carbon dioxide. Determining the difference in total gas produced (CH4 + C02) by anaerobic digesting sludge alone (blank) and by the sludge supplemented with the test chemical gives an assessment of biodegradability.

The test chemical is incubated with digesting sludge in bottles sealed with septa through which a determination of pressure increase can be measured which in turn can be converted to the quantity of gas produced. This is compared to the total theoretical gas production to give a percentage degradation figure. Using a non adapted sewage sludge it is seen that degradation is not so rapid as that found under aerobic conditions but again it is expected that an adapted sludge would cause faster degradation

Biodegradation, Organisms and Effluent Disposal of Polyvinyl Alcohol

       The biodegradability of polyvinyl alcohol has been principally studied in relation to the use of the polymer in textile manufacturing and finishing processes. The polymer has a negligible biological oxygen demand (BOD) for periods up to 30 days when exposed to non-acclimated domestic sludge micro-organisms. In these conditions, the polyvinyl alcohol present in an effluent does not inhibit the metabolism of existing activated sludge micro-organisms. Activated sludge micro-organisms can be acclimated to polyvinyl alcohol under the conditions of conventional waste water treatment processes. Studies of the long-term biodegradability of polyvinyl alcohol and other textile chemicals compared 30 day BOD results with the COD of samples, and indicated that activated sludge treatment removed 94 of polyvinyl alcohol: long-term aeration is recommended for biological treatment.

Controlled experimentation with polyvinyl alcohol indicate that the polymer may be completely degraded.

A range of organisms able to degrade and assimilate polyvinyl alcohol completely has been identified and studied in detail. The polymer is attacked by Pseudomonas 0-3 (isolated from soil by growing cultures on nutrient agar for 12 days at 27C) which produces and secretes a polyvinyl alcohol-degrading enzyme into the medium. Isolation and purification of this enzyme indicated that it was an oxidase, since it degraded polyvinyl alcohol oxidatively, producing hydrogen peroxide, with degradation products including terminal carboxyl groups and methyl ketones.

The degradation of polyvinyl alcohol therefore consists of two types of reaction:- oxidation of hydroxyl groups and cleavage of C-C linkages, with production of hydrogen peroxide in addition.

In more recent studies, mixed continuous cultures of polyvinyl alcohol-utilizing symbionts have been developed. These are stable mixed cultures of Pseudomonas VM15C and Pseudomonas putida VMl5A. The former produced a polyvinyl alcohol-degrading enzyme and the latter produced an essential growth factor for polyvinyl alcohol utilization by strain VMl5C. The predominant metabolzing strain was VM15C, with the growth supporter VMl5A as a minor component. The growth-limiting substrate for strain VMl5C in the mixed continuous culture is the growth culture produced by strain VMl5A.

A micro-organism for polyvinyl alcohol degradation similar to Pseudomonas vesicularis has been isolated, which requires thiamin as a growth factor with glucose present, and also requires three amino acids (tyrosine or phenylalanine, isoleucine, and cystine) and has been named P. vesicularis var. povalolyticus PH. Another organism believed to be a different variety of P. vesicularis, able to grow on polyvinyl alcohol medium without additional nutrient, has been isolated.

CONCLUSION

Polyvinyl alcohol can be bio-degraded under both aerobic and anaerobic conditions. Degradation is faster with adapted sewage sludges and probably faster under aerobic rather than anaerobic conditions.


Other than biodegradation there are currently three methods by which the visual impact of plastic pollution can be reduced. The problem common to each alternative is the vast amount of time and energy required to separate, collect, transport and segregate astronomical numbers of pieces of waste.

Incineration

Apart from requiring considerable amounts of energy, incineration will also produce vast quantities of gases, contributing to the 'greenhouse effect', with all its publicly negative aspects. PVC, one of the commonest pollutants, when combusted produces hydrogen chloride, requiring expensive materials in the construction of incinerators along with downstream acid gas scrubbing equipment. Overall incineration is expensive and creates further pollution.

Land Fill

Land fill sites are expensive in terms of construction and management and tie up valuable land for indefinite periods. They are filling up and closing at a high rate so reducing the number of available sites.

Recycling

This requires the physical separation on each waste site of all plastic from non plastic material. This then has to be followed by the attempted sorting and segregation of different types of plastic from each other, without the benefit of chemical analysis. Next the waste is transported to the recycling site for treating and re-analyzing before re-inclusion into a manufacturing process.

A daunting time consuming and expensive task, which is open to accidental miss-sorting and subsequent abortive processing. To quote the British Plastics Federation Statistics Handbook:-

"the problem for industry is that reprocess feedstocks are often of inconsistent quality and there remain concerns about incorporating reclaimed material into food or technical applications."

The problem is not confined to Western Europe. In the USA, where household waste stands at 190 million tons per annum, thirteen million of this represents plastic products which are delivered to landfill. Because of such pollution issues Japan now exports its waste and countries like Canada, Australia and France are in a similar position.

TOXICOLOGY APPRAISAL

       Extensive work has been done testing PVA and derivatives for toxic properties. Work has also been done to evaluate the tolerability of both skin and mucous membranes; from which the conclusion was that no untoward effects were revealed in animal tests. The following conclusions have been reached by evaluation of test results:-

1.

PVA is virtually non-toxic in acute tests (LD50 for rats after oral administration). Also 90 day feeding tests on rats with selected film grades did not reveal any harmful effect in relation to behaviour, body weight development, or food acceptance by them, even in the case of the largest amounts administered (5% in the food). No harmful effects or changes were observed in haematological, clinico-chemical or urine examinations or in the microscopic evaluation and histological examination of the internal organs.

2.

Tests with dilute solutions have revealed that sensitive fish suffer no ill-effects even in water with concentration of 500 mg film per litre.

3.

PVA is not a skin irritant as determined in the Patch Test in accordance with the FDA (Food and Drug Administration) specifications current at the time of the experiment.

4.

PVA does not irritate the mucous membrane in the eye (irritation test in accordance with FDA specification).

5.

PVA has no toxic effect due to absorption following repeated application to the skin. The material has also been certified for use in cosmetics.

6.

Standard precautions should be taken to avoid inhalation of any dust formed during processing, for general reasons of industrial hygiene, by use of a dust mask.

7.

PVA can be employed in the manufacture of consumer goods as defined in paragraph 5 of the German Federal Foodstuffs and Consumer Goods Law of
August 15, 1974 in accordance with various recommendations of the Plastics Committee of the German Federal Ministry of Health. Thus, in accordance with Recommendation XXXVI, "Paper cartons and cardboard for foodstuffs packaging", PVA can be employed as a surface decoration and coating material. The FDA allows its use as adhesives and as a resin for coatings for food packaging.

OTHER DEGRADABLE POLYMERS

Many plastics are now being marketed, at least partially, on their environmental merits. This may be for very different reasons e.g. The following list of some degradable polymers manufacturers and is divided into: Synthetic polymers, Starch-based polymers, Biopolymers and Biocompostibles;

       Synthetic Polymers
       Carbonnages de France - have developed a polyurethane material used for mortuary shrouds.
       Union Carbide - have developed Caprolactone polyester for tree seedling containers.

       Starch-based Polymers
       Warner-Lambert, USA. - 'Novon' product claimed to be suitable as a replacement for PS and PE in disposable product applications eg injection moulding of pharmaceutical capsules.

       Biopolymers
       (Plastic materials produced by micro-organisms)
       Monsanto, England - 'Biopol' (predominately polyhydroybutyrate) - promoted as 'Nature's Plastic'. Basically a thermoplastic linear polyester used for bottles and mouldings. This relatively stiff material produced by biological fermentation of sugars to produce carbohydrates from which 'Biopol' is manufactured. Fully biodegradable.

Biocompostibles
(standard plastics with a starch additive)

       There are many companies in this category, but as only the starch additive biodegrades and the starch loaded derivatives do not fully biodegrade, they leave small particles of undegraded polyethylene, or other polymer and cause ecological dangers which have been under investigation.

EXISTING LEGISLATION

Generally speaking, governments have been wary of legislating against particular plastics as this would lead to distortions in the market. The following list is a sample of legislation and is not necessarily up to date.

EC Legislation Community Waste Management Strategy suggests a five point strategy for dealing with waste (not only plastics);

1)     prevention;
2)     recycling and re-use;
3)     optimisation of final disposal;
4)     regulation of transport;
5)     remedial action.

Waste Framework Directive (75/442), amended, requires member States to establish waste authorities and encourage waste prevention, recycling and processing. The definitions of waste and disposal were tightened up under the amendment.

Denmark
Statutory Order 397 states that beer and soft drinks may only be sold in refillable packaging, ruling out PET and PVC bottles. There is a tax on all landfill or incinerated waste in order to encourage waste minimisation and recycling.

France
Established a number of voluntary agreements between industry and government to set targets for recycling plastics.

Germany
Waste Avoidance and Management Act increasingly requires manufacturers to be responsible for the waste they produce.

Italy
Legislation on the control of non-degradable products. Required all packaging materials to be biodegradable and banned plastic bags - other than for waste collection. Law was revised following industry pressure to require 'fast biodegradability or easy recovery for recycling'. An ecology tax of 100 lire per plastic bag which was less than 90% degradable. This was supported by the European Court of Justice.

USA
Many states have laws requiring that 'six pack' rings and fast food packaging should be manufactured from degradable materials and banning non degradable garbage sacks from landfill.

General

Eco-taxes are on the horizon and may be expected to be used to reflect the environmental costs of products. The UK government, is seriously examining the use of economic instruments to bring about environmental improvements.


COMPETITION

  The biodegradable plastics industry in which the Company operates is highly competitive. Some of the company's principal competitors in certain business lines are substantially larger and better capitalized than the Company. Because of these resources, these companies may be better able than the Company to obtain new customers and to pursue new business opportunities or to survive periods of industry consolidation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
---------------------------------

As of the date of the filing of this Current Report on Form 8 K, the Registrant's Independent Auditor, Bersch Accounting, sc, is completing the consolidated audit of the historical financial statements of PVAXX that will provide for financial statement requirements prescribed by this Item 7(a).

In accordance with Item 7(a)(4) of Form 8 K, such financial statements will be provided as soon as practicably possible, but in any event no later than September 10, 2000.

(b)  Pro Forma Financial Information.

The pro forma financial statement required by this Item 7(b) will be filed no later than September 10, 2000.

PVAXX MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  The following discussion should be read in conjunction with the Financial Statements and related notes thereto to be filed subsequently.

PLAN OF OPERATION

PVAXX does not currently have any external sources of working capital. PVAXX's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.
On May 19, 2000 PVAXX entered into an Agreement to effectively become a wholly-owned subsidiary of OAK BROOK. This transaction will be structured as a share exchange whereby the existing shareholders of PVAXX will obtain control of OAK BROOK. Upon completion of this transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, software development, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the PVAXX business is provided in ITEM 14.

LIQUIDITY AND CAPITAL RESOURCES

The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of March 31, 2000, reflects a current asset value of $0.00, and a total asset value of $0.00 in the form of cash and capitalized organizational costs.

The Company will carry out its plan of business as discussed below.

RESULTS OF OPERATIONS

During the period from May 16, 2000 (inception) through May 15, 2000, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

Need for Additional Financing

The Company believes that its existing capital will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately two years.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995.The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured. The Company does not expect adoption to have a material effect on its financial position or results of operations. Statement of Financial

Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS
123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FEDERAL INCOME TAX ASPECTS OF INVESTMENT IN THE COMPANY

The discussion contained herein has been prepared by the Company and is based on existing law as contained in the Code, amended United States Treasury Regulations ("Treasury Regulations"), administrative rulings and court decisions as of the date of this Registration Statement. No assurance can be given that future legislative enactments, administrative rulings or court decisions will not modify the legal basis for statements contained in this discussion. Any such development may be applied retroactively to transactions completed prior to the date thereof, and could contain provisions having an adverse affect upon the Company and the holders of the Common Stock. In addition, several of the issues dealt with in this summary are the subjects of proposed and temporary Treasury Regulations. No assurance can be given that these regulations will be finally adopted in their present form.

Y2K COMPLIANCE

PVAXX has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. PVAXX can not determine the impact the Year 2000 will have on its key suppliers. However, if PVAXX's key suppliers do not convert their systems to become Year 2000 compliant, PVAXX may be adversely impacted.

FORWARD LOOKING STATEMENT

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of PVAXX and members of its management team as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of PVAXX. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from its assumptions.


                               EXHIBIT INDEX


      Exhibit No.           Exhibit

x     2.10                  Agreement and Plan of Share Exchange

x     2.11                  Articles of Share Exchange

#     3(a)                  Articles of Incorporation

#     3(b)                  Bylaws

#     4(a)                  Agreements Defining Certain Rights of Shareholders

#     4(b)                  Specimen Stock Certificate

x     5.10                  Legal Opinion (Nadeau & Simmons, P.C.) -

                            Investment Representation Letter

      7                     Not applicable

      9                     Not applicable


      11                    Not applicable

      14                    Not applicable

      16                    Not applicable

      21                    Not applicable

x     23.1                  Consent of Counsel
                            (contained in Exhibit 5.1)

##    24.1                  Consent of CPA.

      27                    Financial Data Schedule

      28                    Not applicable

##    99.1                  Safe Harbor Compliance Statement
____________________________

x     filed herewith

#     previously filed

## incorporated herein by reference from Registrant's Definitive Information Statement, filed on Schedule 14C on June 12, 2000.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form 8-K and has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Ft. Myers, Florida, on the 10th day of July, 2000.


PVAXX CORPORATION

By:  /s/ Henry Stevens

________________________________
HENRY STEVENS,
President

Date: July 10, 2000


Pursuant to the requirements of the Securities Exchange Act of 1934, this Current Report on Form 8-K has been signed below by the following persons in the capacities and on the dates indicated.

Signature                Title                         Date

/s/Henry Stevens         President                     July 10, 2000
                         & Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Henry Stevens, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for then and in their name, place and stead, in any and all capacities, to sign any and all amendments this current report and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Exchange Act of 1934, this current report has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                   TITLE                          DATE
----------------            ---------------                --------------

/s/ Bryan Wade

BRYAN WADE                  Secretary                      July 10, 2000
